EX-99.5.a.

Allianz Life Insurance Company 0f New York
[Home Office: New York, NY]
[Administrative Office:
NW 5990
PO Box 1450
Minneapolis, MN 55485-5990
800.624.0197]
Allianz Retirement AdvantageSM New York Variable Annuity Application
Individual flexible purchase payment variable deferred annuity application. Issued by Allianz Life Insurance Company
of New York, New York, NY.	[GA______________]

1.	Account registration

Ownership is	■ Individual/Joint	■ Qualified plan	■ Custodian	■ Trust (Include the date of trust in the name.)
	■ UT/UGM	■ Other

Owner
Individual Owner first name		MI	Last name	Jr., Sr., III
Non-individual owner name (Attach Non- Individual Ownership form or Qualified Plan Acknowledgement form if applicable.)
Social Security Number or Tax ID Number
Mailing address			Email address
City		State	ZIP code	Home telephone number
Street address (required if a P.O. Box was used for mailing address)
City		State	ZIP code	Cell phone number
Gender	■ Male	Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
	■ Female			■ Yes (Attach W8 BEN) ■ No

Joint Owner
First name		MI	Last name	Jr., Sr., III
Mailing address				Email address
City			State	ZIP code	Home telephone number
Gender		Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
■ Male	■ Female			■ Yes (Attach W8 BEN) ■ No
Relationship to Owner				Social Security Number

Annuitant (Complete if different from Owner.)
First name		MI	Last name		Jr., Sr., III
Mailing address				Email address
City			State	ZIP code	Home telephone number
Street address (required if a P.O. Box was used for mailing address)
City			State	ZIP code	Cell phone number
Gender		Social Security Number	Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
■ Male	■ Female				■ Yes (Attach W8 BEN) ■ No
Relationship of Annuitant to Owner

F80000-NY	Page 1 of [7]	(9/2012)

2.	Purchase Payment (This section must be completed.) Make check(s) payable to Allianz Life of New York.
Include replacement forms if required
Method of Payment (Select all that apply)

■ Purchase Payment enclosed with application. Amount enclosed: $________________________
Plan type at prior financial institution or contribution instructions:
Qualified	Nonqualified
■ IRA	■ Other nonqualified payment
■ 401 plan
■ Other______________________________	Roth
■ Contribution to IRA for year________________________	■ Contribution to Roth IRA for year_____________________
■ Roth IRA

■ This Contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer, or mutual fund redemption facilitated by Allianz Life of NY. (Always include transfer forms)        Expected Amount: $___________________

■ This Contract will be funded by funds not requested or facilitated by Allianz Life of NY. Expected amount: $_______________

Plan type at prior financial institution or contribution instructions:
Qualified	Nonqualified
■ IRA	■ 1035 exchange
■ 401 plan	■ Other nonqualified payment
■ Other______________________________	Roth
■ Contribution to IRA for year________________________	■ Contribution to Roth IRA for year_____________________
■ Roth IRA

3.	Plan specifics (This section must be completed to indicate how this Contract should be issued.)
These are the only available options.
Nonqualified:	■
Qualified IRA:	■	IRA	■	Roth IRA	■	SEP IRA	■	Roth conversion
Qualified plans:	■	401	■	401 one person defined benefit

4.	Replacement (This section must be completed.)

Do you have existing life insurance or annuity contracts? . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	■ Yes	■ No
Will the annuity contract applied for replace or change existing contracts or policies? . . . . .	■ Yes	■ No

Notice to Financial Professional: If the Owner does have existing life insurance policies or annuity contracts and the application is being written in an NAIC replacement model state, Allianz Life of NY requires that you must present and read to the Owner the Replacement of Life Insurance or Annuity form and return the notice, signed by both the Financial Professional and Owner, with the Application. Any required replacement forms must be signed and dated the date of the application or earlier.

[5.	Covered Person(s) (This section must be completed.)]

Must select only one. [Single or joint Lifetime Income Payments] must be selected at issue even if you do not allocate any purchase payment to the Retirement Protection Account. Retirement Protection Account fees only apply if you allocate purchase payments or make transfers to the Retirement Protection Account.

■	Single Lifetime Income Payments:
Name ______________________________________________________________________________________________
This person is: (check one)	■ Owner	■ Joint Owner	■ Annuitant, if owned by a non-individual
Date of birth ___/___/___	Gender:	■ Male ■ Female

Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■ Driver’s license	■ Certificate of birth	■ Passport	■ Other______________________________

F80000-NY	Page 2 of [7]	(9/2012)

[6.	Account Selection and Allocation Percentages (This section must be completed. You must select only one)]
[ ■ Heritage Account
[•       You must select this option if you also selected a Qualified Contract option in Section 3.]
•       Of total Purchase Payments received, indicate percentage to be allocated to the Heritage Account and Retirement Protection Account.
•       Allocations to the Heritage Account and Retirement Protection Account must be whole percentages which total 100%.

Heritage Account________%	Retirement Protection Account_______%]
[OR]

[ ■ Portfolio Choice Account
•       The Portfolio Choice Account does not include a death benefit. By selecting this option you are opting out of the Heritage Death Benefit.
[•       You may select this option if you also selected the Nonqualified Contract option in Section 3.]
•       Of total Purchase Payments received, indicate percentage to be allocated to the Portfolio Choice and Retirement Protection Account.
•       Allocations to the Portfolio Choice Account and Retirement Protection Account must be whole percentages which total 100%.

Portfolio Choice Account________%	Retirement Protection Account_______%]

[7.]	Investment Option allocations

Up to [15] Investment Options may be selected in each Account. You are allowed [12] free transfers each contract year. Allocations must be in whole percentages (e.g. 33.3% or dollars are not permitted).

I acknowledge that my allocations to the Investment Options in the Retirement Protection Account are restricted and that Allianz Life of NY will reallocate my Retirement Protection Account Value in accordance with the asset allocation provisions in the Contract. At the end of the Business Day before each Quarterly Anniversary, we rebalance the Retirement Protection Account Value in each of your Retirement Protection Account Investment Options to return you to your selected Investment Option allocation mix.

Retirement Protection Account
This section must be completed if Retirement Protection Account percentage is greater than 0% in Section 6.
Group 1 Investment Options
Small Cap	Specialty
___% AZL® Small Cap Stock Index Fund	___% AZL® Morgan Stanley Global Real Estate Fund
Intermediate-Term Bonds	___% AZL® Schroder Emerging Markets Equity Fund
___% PIMCO VIT Emerging Markets Bond Portfolio	___% PIMCO VIT CommodityRealReturn ® Strategy Portfolio
Group 2 Investment Options
Mid Cap	Large Value
___% AZL® Mid Cap Index Fund	___% AZL® Russell 1000 Value Index Fund
Large Growth	Specialty
___% AZL® Russell 1000 Growth Index Fund	___% AZL® Gateway Fund
International Equity	___% BlackRock Global Allocation V.I. Fund
___% AZL® International Index Fund	___% PIMCO VIT Global Multi-Asset Portfolio
Group 3 Investment Options
High-Yield Bonds	Intermediate-Term Bonds (continued)
___% Franklin High Income Securities Fund	___% PIMCO VIT Total Return Portfolio
___% PIMCO VIT High Yield Portfolio	___% Templeton Global Bond Securities Fund
Intermediate-Term Bonds	Cash Equivalent
___% Franklin U.S. Government Fund	___% AZL® Money Market Fund
___% PIMCO VIT Global Bond Portfolio (Unhedged)	Specialty
___% PIMCO VIT Real Return Portfolio	___% PIMCO VIT Unconstrained Bond Portfolio

Total of _______% (must equal 100% for this account only)

F80000-NY	Page 3 of [7]	(9/2012)

[7.]	Investment Option allocations (continued)

Up to [15] Investment Options may be selected in each Account. You are allowed [12] free transfers each contract year. Allocations must be in whole percentages (e.g. 33.3% or dollars are not permitted).

I acknowledge that my allocations to the Investment Options in the Heritage Account are restricted and that Allianz Life of NY will reallocate my Heritage Account Value in accordance with the asset allocation provisions in the Contract. At the end of the Business Day before each Quarterly Anniversary, we rebalance the Heritage Account Value in each of your Heritage Account Investment Options to return you to your selected Investment Option allocation mix.

Heritage Account
This section must be completed if Heritage Account percentage is greater than 0% in Section 6.
Group 1 Investment Options
Small Cap	Specialty
___% AZL® Small Cap Stock Index Fund	___% AZL® Morgan Stanley Global Real Estate Fund
Intermediate-Term Bonds	___% AZL® Schroder Emerging Markets Equity Fund
___% PIMCO VIT Emerging Markets Bond Portfolio	___% PIMCO VIT CommodityRealReturn® Strategy Portfolio
Group 2 Investment Options
Mid Cap	Large Value
___% AZL® Mid Cap Index Fund	___% AZL® Russell 1000 Value Index Fund
Large Growth	Specialty
___% AZL® Russell 1000 Growth Index Fund	___% AZL® Gateway Fund
International Equity	___% BlackRock Global Allocation V.I. Fund
___% AZL® International Index Fund	___% PIMCO VIT Global Multi-Asset Portfolio
Group 3 Investment Options
High-Yield Bonds	Intermediate-Term Bonds (continued)
___% Franklin High Income Securities Fund	___% PIMCO VIT Total Return Portfolio
___% PIMCO VIT High Yield Portfolio	___% Templeton Global Bond Securities Fund
Intermediate-Term Bonds	Cash Equivalent
___% Franklin U.S. Government Fund	___% AZL® Money Market Fund
___% PIMCO VIT Global Bond Portfolio (Unhedged)	Specialty
___% PIMCO VIT Real Return Portfolio	___% PIMCO VIT Unconstrained Bond Portfolio

Total of _______% (must equal 100% for this account only)

F80000-NY	Page 4 of [7]	(9/2012)

[7.]	Investment Option allocations (continued)

Up to [15] Investment Options may be selected in each Account. Allocations must be in whole percentages (e.g. 33.3% or dollars are not permitted).
Portfolio Choice Account
This section must be completed if Portfolio Choice Account percentage is greater than 0% in Section 6.
Asset Allocation	Small Cap (continued)
___% AZL FusionSM Balanced Fund	___% AZL® Oppenheimer Discovery Fund
___% AZL FusionSM Conservative Fund	___% AZL® Small Cap Stock Index Fund
___% AZL FusionSM Growth Fund	___% Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
___% AZL FusionSM Moderate Fund	International
___% AZL® Franklin Templeton Founding Strategy Plus Fund	___% AZL® International Index Fund
___% AZL® Invesco Equity and Income Fund	___% AZL® Invesco International Equity Fund
___% BlackRock Global Allocation V.I. Fund	___% AZL® JPMorgan International Opportunities Fund
___% Franklin Income Securities Fund	___% AZL® NFJ International Value Fund
___% Franklin Templeton VIP Founding Funds Allocation Fund	___% Lazard Retirement International Equity Portfolio
___% AZL® Invesco V.I Balanced –Risk Allocation Fund	___% MFS VIT II International Value Portfolio
___% Ivy Funds VIP Asset Strategy Portfolio	___% Oppenheimer International Growth Fund/VA
___% Legg Mason Dynamic Multi-Strategy VIT Portfolio	___% PIMCO EqS Pathfinder Portfolio
___% PIMCO VIT All Asset Portfolio	___% Templeton Growth Securities Fund
___% PIMCO VIT Global Multi-Asset Portfolio	Fixed Income
Large Cap Value	___% Fidelity VIP Strategic Income Portfolio
___% AZL® Davis New York Venture Fund	___% Franklin High Income Securities Fund
___% AZL® Invesco Growth and Income Fund	___% Franklin Strategic Income Securities Fund
___% AZL® MFS Value Fund	___% Franklin U.S. Government Fund
___% AZL® Russell 1000 Value Index Fund	___% JPMorgan Insurance Trust Core Bond Portfolio
___% BlackRock Equity Dividend V.I. Fund	___% MFS VIT Research Bond Portfolio
___% Mutual Shares Securities Fund	___% PIMCO VIT Global Bond Portfolio (Unhedged)
___% T. Rowe Price Equity Income Portfolio	___% PIMCO VIT High Yield Portfolio
Large Cap Core	___% PIMCO VIT Total Return Portfolio
___% AZL® JPMorgan U.S. Equity Fund	___% Templeton Global Bond Securities Fund
___% AZL® MFS Investors Trust Fund	Cash Equivalent
___% AZL® S&P 500 Index Fund	___% AZL® Money Market Fund
___% Dreyfus VIF Appreciation Portfolio	Specialty/Alternative
___% Franklin Rising Dividends Securities Fund	___% AZL® Gateway Fund
Large Cap Growth	___% AZL® Morgan Stanley Global Real Estate Fund
___% AZL® BlackRock Capital Appreciation Fund	___% AZL® Schroder Emerging Markets Equity Fund
___% AZL® Dreyfus Research Growth Fund	___% Eaton Vance VT Floating-Rate Income Fund
___% AZL® Russell 1000 Growth Index Fund	___% Fidelity VIP Emerging Markets Portfolio
___% Ivy Funds VIP Growth Portfolio	___% PIMCO VIT CommodityRealReturn® Strategy Portfolio
___% Legg Mason ClearBridge Variable Aggressive Growth Portfolio	___% PIMCO VIT Emerging Markets Bond Portfolio
___% T. Rowe Price Blue Chip Growth Portfolio	___% PIMCO VIT Real Return Portfolio
Mid Cap	___% PIMCO VIT Unconstrained Bond Portfolio
___% AZL® Columbia Mid Cap Value Fund	Specialty/Sector
___% AZL® Mid Cap Index Fund	___% Ivy Funds VIP Energy Portfolio
___% AZL® Morgan Stanley Mid Cap Growth Fund	___% Ivy Funds VIP Global Natural Resources Portfolio
___% Fidelity VIP Mid Cap Portfolio	___% Ivy Funds VIP Science and Technology Portfolio
___% Invesco Van Kampen V.I. American Value Fund	___% MFS VIT Utilities Portfolio
___% Ivy Funds VIP Mid Cap Growth Portfolio	___% T. Rowe Price Health Sciences Portfolio
Small Cap
___% AZL® Allianz AGIC Opportunity Fund
___% AZL® Columbia Small Cap Value Fund
___% AZL® Federated Clover Small Value Fund	Total of _______% (must equal 100% for this account only)

F80000-NY	Page 5 of [7]	(9/2012)

[8].	Beneficiary designation (If additional space is needed, attach a complete list signed and dated by Owner(s).)

■ Primary	Percentage	Relationship	Social Security Number or Tax ID Number		Phone number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyyy)

Street address			City	State	ZIP code

■ Primary	Percentage	Relationship	Social Security Number or Tax ID Number		Phone number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyyy)

Street address			City	State	ZIP code

■ Primary	Percentage	Relationship	Social Security Number or Tax ID Number		Phone number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyyy)

Street address			City	State	ZIP code

Non-individual Beneficiary information
■ Qualified plan	■ Custodian ■ Trust (Include the date of trust in the name.)	■ Charitable Trust	■ Other_______________
Name of plan, custodian, trust, etc:
■ Primary	Percentage	Social Security Number or Tax ID Number		Phone number
■ Contingent
Street address		City	State	ZIP code

[9].	Financial Professional

By signing below, the Financial Professional certifies to the following:

•	I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus.
•	The Owner statement regarding existing policies or annuity contracts is true and accurate to the best of my knowledge and belief.
•	The Owner statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
•	I have provided the Owner with all appropriate disclosure and replacement requirements prior to the completion of this application.
•	If this is a replacement, include a copy of each disclosure statement and a list of companies involved.
•
I hereby certify that I only used sales materials that were previously approved by Allianz in my presentation. I further certify that I left a copy of all sales material used during my presentation with the Owner.

Financial Professional’s signature (primary contact)	B/D Rep. ID

Financial Professional’s first and last name (primary contact) (please print)	Percent split

Financial Professional’s signature (split case)	B/D Rep. ID

Financial Professional’s first and last name (please print) (split case)	Percent split

Financial Professional’s signature (split case)	B/D Rep. ID

Financial Professional’s first and last name (please print) (split case)	Percent split

Financial Professional’s address

Financial Professional’s preferred method of contact	■ Phone number	■ Email address

Broker/dealer name (please print)	Authorized signature broker/dealer (if required)

F80000-NY	Page 6 of [7]	(9/2012)

[10].	Statement of Owner

By signing below, the Owner agrees to the following:

•
I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals.

•
I understand that the Contract Value may increase or decrease depending on the investment results of the variable Investment Options, and that under the Portfolio Choice Account there is no guaranteed minimum Portfolio Choice Account Value. Any guarantees provided by the Heritage Account and Retirement Protection Account are outlined in my Contract and prospectus.

•	To the best of my knowledge and belief, all statements and answers in this application are complete and true.

•	No representative is authorized to modify this agreement or waive any Allianz Life of NY rights or requirements.

Pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable Income deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue code sections 72(s) and 401(s)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extend as any annuity holder’s spouse.

For information on current Contract features, restrictions or charges please review with your Financial Professional.

The statement of additional information is available at [www.allianzlife.com/newyork].

_______________________________________________	______________________________________________________
Owner signature	Joint Owner signature

Mailing information

Please call Allianz of NY with any questions at [800.624.0197].

Mailing information

Applications that HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of New York
NW 5990	NW 5990
PO Box 1450	1801 Parkview Drive
Minneapolis, MN 55485-5990	Shoreview, MN 55126
Applications that DO NOT HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of New York	Allianz Life Insurance Company of New York
PO Box 561	5701 Golden Hills Drive
Minneapolis, MN 55440-0561	Golden Valley, MN 55416-1297

F80000-NY	Page 7 of [7]	(9/2012)